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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 9, 1997
                                                        ---------------
                           CPI Aerostructures, Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



    New York                      1-11398                      11-2520310
---------------               ----------------           ----------------------
(State or Other               (Commission File                IRS Employer
Jurisdiction of                   Number)                Identification Number)
Incorporation)


                   200A Executive Drive, Edgewood, NY 11717
            -----------------------------------------------------
              (Address of principal executive offices)(Zip Code)

                                (516) 586-5200
             -----------------------------------------------------
             (Registrant's telephone number, including area code)










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Item 2.  Acquisition or Disposition of Assets.

         On October 9, 1997, CPI Aerostructures, Inc., a New York corporation (the "Company"), completed the acquisition (the "Closing") of Kolar Machine, Inc., an Ithaca, New York corporation (the "Seller"). On September 9, 1997, the Company had entered into an Asset Purchase Agreement (the "Agreement") with the Seller and the Seller's President pursuant to which Kolar, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Buyer"), agreed to acquire certain tangible and intangible assets associated with the business (the "Business") of the Seller. The Seller has been engaged in the business of precision machining and assembly manufacturing, servicing the electronics industry, including computer and microwave device manufacturers, as well as the materials handling, aerospace and banking industries. Upon the Closing, the Seller ceased to operate the Business, which was reconstituted as a new business of the Buyer.

         Pursuant to the terms of the Agreement, at the Closing the Buyer paid to the Seller $9,400,000 in immediately available funds by wire transfer and issued its $4,000,000 promissory note to the Seller (the "Note"). In addition, pursuant to the Agreement, the Buyer separately purchased from the Seller's President certain real property that he owned and that is associated with the Business for $1,500,000. The Note is convertible by Seller, in whole or in part, commencing in February 1998 in no less than 100,000 share increments into 1,000,000 shares of the Company's common stock. The Company financed the acquisition of the Business substantially from The Chase Manhattan Bank and through the exercise of warrants issued in a May 1996 private placement.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  It is impracticable for the Registrant to file the financial information of the business acquired that is required hereunder at this time; such information will be filed by amendment to this Form 8-K within sixty days from the due date hereof.

         (b)      Pro-forma financial information.

                  It is impracticable for the Registrant to file the pro-forma financial information that is required hereunder at this time; such information will be filed by amendment to this Form 8-K within sixty days from the due date hereof.


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         (c)      Exhibits.

                  2.1 Asset Purchase Agreement, dated September 9, 1997 by and among Kolar Machine, Inc. a New York Corporation ("Seller"), Daniel Liguori ("Liguori"), Registrant, and Kolar, Inc., a Delaware corporation and wholly-owned subsidiary of Registrant, incorporated by reference to the Company's Current Report on Form 8-K for September 9, 1997.

                  2.2      Omitted Schedules and Exhibits
























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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  CPI Aerostructures, Inc.
                                                  Registrant



Dated: October 23, 1997                           By: /s/ Arthur August
                                                     -------------------------
                                                     Arthur August, President























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